SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 29, 2002


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

              Delaware                    333-77054                          13-3320910
-----------------------------------     --------------           ------------------------------------
  (State or Other Jurisdiction of        (Commission              (I.R.S. Employer Identification
           Incorporation)                File Number)                            No.)

                               11 Madison Avenue
                           New York, New York 10010
      -------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

         8.1    Tax Opinion of Sidley Austin Brown & Wood LLP

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CREDIT SUISSE FIRST BOSTON
                                         MORTGAGE SECURITIES CORP.


                                       By: /s/ Sharon Joseph
                                           -----------------------------
                                           Name:  Sharon Joseph
                                           Title: Vice President



Dated:  May 29, 2002

                                 Exhibit Index


Exhibit                                                                  Page
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8.1      Tax Opinion of Sidley Austin Brown & Wood LLP                     5